UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Private Credit Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS PRIVATE CREDIT CORP.

200 West Street

New York, New York 10282

IMPORTANT NOTICE AND UPDATE REGARDING

2025 ANNUAL MEETING OF STOCKHOLDERS

July 28, 2025

Dear Stockholder,

Earlier today, Goldman Sachs Private Credit Corp. (the “Company”) convened and adjourned its 2025 Annual Meeting of Stockholders (the “Meeting”), without any business being conducted other than the adjournment.

The Meeting was adjourned because a quorum was not present. The Meeting will be reconvened on October 30, 2025 at 12:00 p.m. (Eastern Time) and held virtually by means of a live webcast. The live webcast of the Meeting will be accessible at www.virtualshareholdermeeting.com/GSPVC2025, as described in the definitive proxy statement on Schedule 14A of the Company, dated June 2, 2025 (the “Proxy Statement”). By accessing the live webcast of the Meeting, you will be able to attend the Meeting online, as well as vote your shares and submit questions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

Only stockholders of record as of the close of business on May 29, 2025, are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. This Notice does not change the proposals to be acted upon at the Meeting, which are described in the Proxy Statement.

Please note that any proxy card that you requested or that the Company delivered has not changed and may still be used to vote your shares in connection with the Meeting. If you have already submitted your vote, you do not need to take any further action. Information on how to vote your shares and how to change your vote or revoke your proxy is contained in the Proxy Statement. The Company urges stockholders to vote their shares by using one of the methods described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 30, 2025

This Notice, the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available online at www.proxyvote.com (please have the control number found on your Notice ready when you visit this website).

Goldman Sachs Private Credit Corp.

/s/ Caroline Kraus
Name: Caroline Kraus
Title: Secretary

MEETING ADJOURNED WE URGENTLY NEED YOUR VOTE Dear Fellow Shareholder: In an effort to continue to solicit votes, the Annual Meeting of Shareholders of Goldman Sachs Private Credit Corp. has been adjourned and will be reconvened on October 30, 2025. Our records indicate that your shares have not yet been voted and we urge you to vote as soon as possible to ensure that the adjourned meeting can occur as scheduled. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling 1-844-202-6576 or going to www.proxyvote.com. Please see below for the ways in which you can vote. Failure to obtain the required votes for all of the proposals will cause the annual meeting to be adjourned, and the meeting will need to be rescheduled until all voting requirements are met. P34860-LTR PROXY QUESTIONS? Call 1-844-202-6576 WWW.PROXYVOTE.COM/ Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL FOUR WAYS TO VOTE PHONE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. QR CODE WITHOUT A PROXY CARD Call 1-844-202-6576 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Goldman Sachs Private Credit Corp.

YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on–any device you prefer. Go to: Proxyvote.com Let your proxy vote be heard. Let’s Vote on it. PHONE TABLET PC Goldman Sachs Private Credit Corp. P34860-EPR

Your vote is missing & urgently needed. Goldman Sachs Private Credit Corp. The annual shareholder meeting has adjourned and will be reconvened on October 30, 2025. Our records indicate that your account is not yet voted.You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your 0000 0000 0000 0000 convenience, we’ve highlighted where you can find your unique 0000 0000 0000 0000 Control Number. If you have questions or need assistance, please NOTE: This is not an actual Control Number. call 1-844-202-6576. Please refer to the proxy card for your unique Control Number. FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING 0000 0000 0000 0000 Please have your proxy card in Call 1-844-202-6576 Vote by scanning the Mark, sign and date your 0000 0000 0000 0000 hand when accessing the website. Monday to Friday, 9:00 a.m. Quick Response Code or ballot and return it in the There are easy-to-follow directions to 10:00 p.m. ET to speak “QR Code” on the Proxy postage-paid envelope NOTE: This is not an actual Control Number. to help you complete the witha proxy specialist. Card/VIF enclosed. provided. Please refer to the voting instruction form electronic voting instruction form. for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.